                                                                    Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Brady Corporation on Form S-8 of our report dated October 9, 2001, appearing in the Annual Report on Form 10-K of Brady Corporation for the year ended July 31, 2001.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

September 12, 2002